                                                                   EXHIBIT 99.1

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PROXY

                          THE CONTINUUM COMPANY, INC.
       PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS -- FEBRUARY 29, 1996
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby makes, constitutes and appoints Ronald C. Carroll, W. Michael Long and John L. Westermann III, and each of them, to be his true and lawful agent and attorney-in-fact, with full power of substitution, to vote all of the shares of Common Stock registered in the undersigned name on the books of The Continuum Company, Inc. (the "Company") at the special meeting of stockholders of the Company to be held on the 29th day of February, 1996, at 10:00 a.m., Austin, Texas time, at the Company's headquarters, 9500 Arboretum Boulevard, Austin, Texas, and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present and participating, without limiting the foregoing, to vote as follows:

1. / / For    / / Against    / / Abstain    approval of the issuance by the
Company of shares of its Common Stock pursuant to the Agreement and Plan of Merger among The Continuum Company, Inc., Continuum Acquisition Corporation and Hogan Systems, Inc.

2. If any other business is presented at the meeting or adjournments thereof, the persons named above will vote in accordance with their judgement on such matters.

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    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

    NOTE: THIS PROXY WILL BE VOTED AS SPECIFIED OR IF NO SPECIFICATION IS MADE IT WILL BE VOTED IN FAVOR OF PROPOSAL NO. 1 ABOVE.

                                  Date Signed:
                                              --------------------------------
                                                   (Please fill in date)

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                                                        Signature(s)

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                                                        Signature(s)

                                              Note: When signing as attorney,
                                              executor, administrator, trustee,
                                              or guardian, please give full
                                              title.   If more than one trustee,
                                              all should sign. It is important
                                              that you date your proxy in the
                                              space provided above.

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